UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2008

Citigroup Commercial Mortgage Trust 2008-C7

(Exact Name of the Issuing Entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact Name of Registrant as Specified in Its Charter)

Citigroup Global Markets Realty Corp. and Goldman Sachs Mortgage Company

(Exact Name of Sponsor as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

333-141648-01 (Commission File Number)	86-1073506 (IRS Employer Identification No. of Registrant)

388 Greenwich Street, New York, New York (Address of Principal Executive Offices)	10013 (Zip Code)

Registrant’s telephone number, including area code (212) 816-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On May 12, 2008, Citigroup Commercial Mortgage Securities Inc. (the “Registrant”) filed a current report on Form 8-K (the “Report”) with the Securities and Exchange Commission of the United States (the “Commission”) in connection with the issuance by Citigroup Commercial Mortgage Trust 2008-C7 (the “Issuing Entity”) of a single series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2008-C7 (the “Certificates”). The Report contained as an exhibit thereto, among others, a pooling and servicing agreement dated as of April 1, 2008 (the “Pooling and Servicing Agreement”), by and among the Registrant, Capmark Finance Inc. as master servicer, Midland Loan Services Inc. as master servicer, LNR Partners, Inc. as special servicer, and Wells Fargo Bank, N.A. as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating the Issuing Entity and providing for the issuance of the Certificates by the Issuing Entity.

The form of Pooling and Servicing Agreement filed as an exhibit to the Report erroneously omitted Section 3.28(d) of the Pooling and Servicing Agreement. The Registrant has prepared this report on Form 8-K/A for the purpose of filing as an exhibit hereto Section 3.28(d) of the Pooling and Servicing Agreement with the Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

Exhibit No.	Description
4.

Section 3.28(d) of the Pooling and Servicing Agreement dated as of April 1, 2008, among Citigroup Commercial Mortgage Securities Inc. as depositor, Capmark Finance Inc. as master servicer, Midland Loan Services Inc. as master servicer, LNR Partners, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 24, 2008

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Managing Director

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
4.

Section 3.28(d) of the Pooling and Servicing Agreement dated as of April 1, 2008, among Citigroup Commercial Mortgage Securities Inc. as depositor, Capmark Finance Inc. as master servicer, Midland Loan Services Inc. as master servicer, LNR Partners, Inc. as special servicer and Wells Fargo Bank, N.A. as trustee.